Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2021
Capital commitments [abstract]
Disclosure of commitments
24	Commitments and contingent liabilities
Mortgages and pledges
The Group has several loans secured by a mortgage on the building. The carrying value of related property, plant & equipment (including buildings under construction) is K€25,582 (2020: K€27,638; 2019: K€29,154). The total outstanding mortgages and pledges are K€103,685 in 2021 (2020: K€105,610; 2019: K€77,849).
Included in the above, the Group also has pledges on the business goodwill (“fonds de commerce”) of the Company for a total amount of K€69,300 in 2021 (2020: K€69,300; 2019: K€36,992) and pledges on other fixed assets for a total amount of K€1,399 (2020: K€3,290; 2019: K€3,301).
Other commitments
The Group has outstanding
non-cancellable
contracts with a future commitment of K€7,043 at December 31, 2021 (2020: K€6,384; 2019: K€11,640), mainly related to purchase commitment for raw materials. For property, plant & equipment, we have no committed expenditures as per December 31, 2021 (2020: K€0; 2019: K€0).
Contingent liabilities
On September 21, 2021, the Brussels Court of Appeal issued a judgment regarding the termination of a supply agreement that we entered into with Dentsply Implants NV in 2010. In its judgment, the Court of Appeal overruled the judgment issued by the court of first instance (which had previously ruled in favor of Dentsply Implants NV), and fixed the amount of the financial compensation to Dentsply Implants NV at an amount, which, increased with legal interests and costs, resulted in a total amount payable by us to Dentsply Implants NV of € 866,909.74
. This judgment of the Brussels Court of Appeal is final and payment was made on November 25, 2021.
On November 15, 2021, we received a written notice from counsel for Zimmer Biomet, informing us of Zimmer Biomet’s decision to file a request for arbitration with the Belgian Centre for Arbitration and Mediation. Zimmer Biomet believes that we have a contractual obligation pursuant to the terms of our collaboration to indemnify Zimmer Biomet for the expenses it incurred as a result of its settlement with Conformis, Inc. of a patent dispute related to certain joint replacement devices. We believe there are meritorious defenses to Zimmer Biomet’s claim and intend to contest it vigorously. However, an adverse resolution of this arbitration could have an adverse effect on our results of operations, financial condition or cash flows in the period in which the arbitration is resolved. No amounts have been accrued for this loss contingency.
On June 1, 2021, we entered into a settlement agreement with Osteoplastics, LLC in connection with a patent infringement lawsuit filed by Osteoplastics, LLC on March 20, 2020, as described in our Annual Report on Form 20-F for the year ended December 31, 2020. Pursuant to the settlement agreement, we agreed to file documents seeking to withdraw or terminate all petitions for review (the “IPR Procedure”) of seven asserted patents owned by Osteoplastics, LLC with the Patent Trial and Appeal Board of the United States Patent and Trademark Office (the “PTAB”). On June 3, 2021, we filed a Motion to Dismiss with the PTAB regarding the IPR Procedure, and in a decision dated June 4, 2020, the PTAB granted our Motion to Dismiss. Other than external counsel fees and PTAB fees, there is no financial impact incurred in relation to this matter or the settlement agreement.
Apart from the cases set out above, the Group is currently not a party to any other legal or arbitration proceedings, which, in the opinion of the management, is likely to have or could reasonably possibly have a material adverse effect on the business, financial position or results of operations..